UACSC 2000-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    1/31/01


NOTE BALANCE RECONCILIATION
                                                                        DOLLARS                                              NUMBERS
                             CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4        CLASS B      TOTAL CLASS A's
                           ------------------------------------------------------------------------------------------------- -------
Original Note Balances     44,525,000.00   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   510,000,000.00  30,811
Beginning Period Note
  Balances                 25,694,215.06   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   491,169,215.06  30,047
Principal Collections
  - Scheduled Payments      5,655,426.44                -                -                -               -     5,655,426.44
Principal Collections
  - Payoffs                 5,988,908.15                -                -                -               -     5,988,908.15     434
Principal Withdrawal
  from Payahead                        -                -                -                -               -                -
Gross Principal
  Charge Offs                  95,478.70                -                -                -               -        95,478.70       7
Repurchases                            -                -                -                -               -                -       0
                           -------------   --------------   --------------   --------------   -------------   --------------  ------
Ending Note Balances       13,954,401.77   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   479,429,401.77  29,606
                           =============   ==============   ==============   ==============   =============   ==============  ======

Note Factor                    0.3134060        1.0000000        1.0000000        1.0000000       1.0000000        0.9400577
Interest Rate                     6.7294%          6.6800%          6.7200%           6.890%          8.250%          6.8251%


CASH FLOW RECONCILIATION

Principal Wired                                                               11,644,397.29
Interest Wired                                                                 5,806,407.82
Withdrawal from
  Payahead Account                                                                     0.48
Repurchases
  (Principal and Interest)                                                                -
Charge Off Recoveries                                                                220.39
Interest Advances                                                                 93,820.08
Collection Account
  Interest Earned                                                                 69,220.57
Spread Account Withdrawal                                                                 -
Policy Draw for
  Principal or Interest                                                                   -
                                                                              -------------
Total Cash Flow                                                               17,614,066.63
                                                                              =============

TRUSTEE DISTRIBUTION  (02/8/01)

Total Cash Flow                                                               17,614,066.63
Unrecovered Advances on Defaulted Receivables                                      1,131.65
Servicing Fee (Due and Unpaid)                                                            -
Interest to Class A-1 Noteholders, including any overdue amounts                 148,891.40
Interest to Class A-2 Noteholders, including any overdue amounts                 775,158.33
Interest to Class A-3 Noteholders, including any overdue amounts               1,033,900.00
Interest to Class A-4 Noteholders, including any overdue amounts                 666,607.50
Interest to Class B Noteholders, including any overdue amounts                   175,312.50
Principal to Class A-1 Noteholders, including any overdue amounts             11,739,813.29
Principal to Class A-2 Noteholders, including any overdue amounts                         -
Principal to Class A-3 Noteholders, including any overdue amounts                         -
Principal to Class A-4 Noteholders, including any overdue amounts                         -
Principal to Class B Noteholders, including any overdue amounts                           -
Insurance Premium                                                                 67,672.20
Interest Advance Recoveries from Payments                                         34,327.91
Unreimbursed draws on the Policy for Principal or Interest                                -
Deposit to Payahead                                                                   62.70
Payahead Account Interest to Servicer                                                  0.48
Excess                                                                         2,971,188.67
                                                                              -------------
Net Cash                                                                                  -
                                                                              =============


Servicing Fee Retained from Interest Collections                                 409,308.57



SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                               1,275,000.00
Beginning Balance                                                              3,447,969.02
Trustee Distribution of Excess                                                 2,971,188.67
Interest Earned                                                                   15,181.74
Spread Account Draws                                                                      -
Reimbursement for Prior Spread Account Draws                                              -
Distribution of Funds to Servicer                                                         -
                                                                              -------------
Ending Balance                                                                 6,434,339.43
                                                                              =============


Required Balance                                                              11,475,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                              25,500,000.00
Beginning Balance                                                             24,225,000.00
Reduction Due to Spread Account                                               (2,172,969.02)
Reduction Due to Principal Reduction                                            (941,539.25)
                                                                              -------------
Ending Balance                                                                21,110,491.73
                                                                              =============

First Loss Protection Required Amount                                         21,110,491.73
First Loss Protection Fee %                                                            2.00%
First Loss Protection Fee                                                         36,356.96


POLICY  RECONCILIATION

Original Balance                                                             510,000,000.00
Beginning Balance                                                            492,840,612.96
Draws                                                                                     -
Reimbursement of Prior Draws                                                              -
                                                                             --------------
Ending Balance                                                               492,840,612.96
                                                                             ==============


Adjusted Ending Balance Based Upon Required Balance                          476,204,240.64
                                                                             ==============

Required Balance                                                             476,204,240.64


PAYAHEAD RECONCILIATION

Beginning Balance                                                                    115.16
Deposit                                                                               62.70
Payahead Interest                                                                      0.48
Withdrawal                                                                             0.48
                                                                             --------------
Ending Balance                                                                       177.86
                                                                             ==============

CURRENT DELINQUENCY
                                                               GROSS
      # PAYMENTS DELINQUENT              NUMBER               BALANCE
                                         ------               -------
1 Payment                                  273              3,852,452.78
2 Payments                                 135              2,050,141.15
3 Payments                                  26                441,818.52
                                         -----              ------------
Total                                      434              6,344,412.45
                                         =====              ============

Percent Delinquent                       1.466%                    1.323%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
          PERIOD                 BALANCE         POOL BALANCE         RATE
                               -----------------------------------------------
Current                        2,491,959.67     479,429,401.77        0.52%
1st Previous                     806,315.98     491,169,215.06        0.16%
2nd Previous                              -                   -          -

NET LOSS RATE
                                                                                DEFAULTED
                                               LIQUIDATION      AVERAGE         NET LOSS
          PERIOD                  BALANCE       PROCEEDS     POOL BALANCE      (ANNUALIZED)
                                 ----------------------------------------------------------
Current                          95,478.70        220.39     485,299,308.42         0.24%
1st Previous                     (4,678.90)       600.00     500,584,607.53        -0.01%
2nd Previous                             -             -                  -            -


Gross Cumulative Charge Offs     90,799.80   Number of Repossessions                   6
Gross Liquidation Proceeds          820.39   Number of Inventoried Autos EOM           7
Net Cumulative Loss Percentage        0.02%  Amount of Inventoried Autos EOM   43,100.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)       0.01%
Trigger                               0.60%
Status                                  OK

Net Cumulative Loss Trigger Hit
   in Current or any Previous Month     NO

EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                               EXCESS        END OF PERIOD      PERCENTAGE
          PERIOD               YIELD         POOL BALANCE       (ANNUALIZED)
                            ------------     --------------     ------------
Current                     2,937,490.84     479,429,401.77        7.35%
1st Previous                2,079,581.83     491,169,215.06        5.08%
2nd Previous                           -                  -           -
3rd Previous                           -                  -           -
4th Previous                           -                  -           -
5th Previous                           -                  -           -

                                         CURRENT
                                          LEVEL        TRIGGER       STATUS
                                         -------       -------       ------
Six Month Average Excess Yield             N/A          1.50%          N/A

Trigger Hit in Current or any Previous Month                            No



DATE: February 7, 2001                       /s/ Diane Slomka
                                             ---------------------------------
                                             DIANE SLOMKA
                                             OFFICER